                                                                   EXHIBIT 10.5

                        DEFERRED COMPENSATION PLAN FOR
              NON-EMPLOYEE DIRECTORS OF SCIENTIFIC-ATLANTA, INC.
              ---------------------------------------------------

                                                    As Amended November 13, 1996

ARTICLE I - INTRODUCTION
------------------------

1.1  Name of the Plan
     -----------------

     This Plan shall be known as the Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta, Inc.

1.2  Purpose of Plan
     ---------------

     The purpose of the Plan is to provide non-employee directors of Scientific-Atlanta, Inc. the opportunity to defer receipt of cash compensation and compensation in the form of stock payable to them for services to Scientific-Atlanta, Inc. as directors.

1.3    Restatement of Plan
       -------------------

     This document amends and restates the Plan effective as of November 13, 1996. All deferral elections made on or after November 13, 1996, shall be governed by the terms of the Plan as amended and restated herein. In addition, deferral elections made before November 13, 1996, by an individual who is a non-employee member of the Board on November 13, 1996, shall be governed prospectively by the terms of the Plan as amended and restated herein.


ARTICLE II - DEFINITIONS
------------------------

For purposes of this Plan the following words and phrases shall have the meanings and applications set forth below:

2.1   Plan
      ----

     This Deferred Compensation Plan for Non-Employee Directors of Scientific-Atlanta, Inc., as amended from time to time.

2.2  Participant
     -----------

     A non-employee member of the Board of Directors of Scientific-Atlanta, Inc. who elects to participate in this Plan.

2.3  Plan Year
     ---------

     The period beginning on the first day of July of each calendar year and ending on and including the last day of June of the next calendar year. The first Plan Year began on July 1, 1993, and ended on June 30, 1994.

2.4   Compensation
      ------------

     The total of a Participant's Awards granted, and a Participant's Annual Retainer, Meeting Fees, and Committee Chair Retainer payments paid to the Participant, by Scientific-Atlanta, Inc. during a Plan Year.

2.5   Annual Retainer
      ---------------

     The amount paid each year, in quarterly payments, to non-employee members of the Board of Directors of Scientific-Atlanta, Inc.

2.6   Meeting Fees
      ------------

     The amounts paid to a non-employee member of the Board of Directors of Scientific-Atlanta, Inc. for each meeting of the Board and each meeting of a standing or special committee he or she attends.

2.7   Committee Chair Retainer
      ------------------------

     The amount paid each year, in quarterly payments to a non-employee director who chairs a standing or special committee of the Board of Directors.

2.8   Awards
      ------

     The right to receive shares of Scientific-Atlanta Common Stock, granted under a stock award or elective grant made pursuant to the Scientific-Atlanta, Inc. Stock Plan for Non-Employee Directors.

2.9   Election Form
      -------------

     The form completed by a Participant in order to make one or more Compensation Deferral Elections for the next Plan Year.

2.10   Compensation Deferral Election
       ------------------------------

     Each election made by a Participant to defer a portion of his or her Compensation by executing and submitting an Election Form.

2.11   Deferred Benefit Account
       ------------------------

     An account maintained pursuant to and in accordance with the terms and conditions set forth in Article V hereof by or on behalf of Scientific-Atlanta, Inc. for each Compensation Deferral Election made by a Participant under this Plan.

2.12   Deferred Benefit Commencement Date
       ----------------------------------

     The date irrevocably designated by a Participant with respect to each Compensation Deferral Election entered on an Election Form as the date on which the payment of the Deferred Benefits that accumulate as a result of each respective election is to begin.

2.13   Beneficiary
       -----------

     A person or entity designated in accordance with the terms and conditions of this Plan to receive benefits upon the death of a Participant.

2.14   Election Amount
       ---------------

     The compensation amount (and right to a certain number of shares of Scientific-Atlanta Common Stock, if applicable) to be deferred pursuant to a single Compensation Deferral Election.

2.15   Service Termination Date
       ------------------------

     The last day of the month immediately preceding the date of a Participant's Retirement, termination of service, determination of Total Disability, or death, whichever is applicable.

2.16   Retirement
       ----------

     The discontinuation of service on the Board of Directors by a Participant who is fifty-five years of age or older with at least three years of Board service.

2.17   Total Disability
       ----------------

     A physical or mental condition which is expected to be totally and permanently disabling as determined in accordance with the terms and conditions of the long-term disability insurance plan currently or most recently maintained by Scientific-Atlanta, Inc. for the benefit of its employees claiming to be totally disabled.

2.18   Plan Committee
       --------------

     The Human Resources and Compensation Committee of the Board of Directors of Scientific-Atlanta, Inc.

2.19   Determination Date
       ------------------

     The last day of each Plan Year.

2.20   Plan Interest Rate
       ------------------

     An annual rate of interest that shall be determined by the Plan Committee prior to the start of each Plan Year and credited to a Participant's Deferred Benefit Account during the Plan Year.

2.21   Deferred Benefits
       -----------------

     The amounts (and right to a certain number of shares of Scientific-Atlanta Common Stock, if applicable) payable to a Participant or to his or her Beneficiary or estate following the Participant's Retirement, termination of service as a non-employee member of the Board, determination of Total Disability, or death.

2.22   Scientific-Atlanta Common Stock
       -------------------------------

The common stock of Scientific-Atlanta, Inc.


ARTICLE III - ELIGIBILITY AND PARTICIPATION
-------------------------------------------

3.1   Eligibility
      -----------

     Directors who are not employees of Scientific-Atlanta, Inc. and who are actively serving on the Board of Directors of Scientific-Atlanta, Inc. shall be eligible to participate in this Plan.

3.2   Participation
      -------------

     The Plan Committee shall notify in writing each director who becomes eligible to participate in this Plan of his or her eligibility. Eligible directors may participate in this Plan by completing an Election Form on or before the end of the month immediately preceding the month in which he or she wants to begin deferring Compensation. If timely received, such election to participate shall be effective on the first day of the succeeding month.

ARTICLE IV - COMPENSATION DEFERRAL
----------------------------------

4.1   Compensation Deferral Election
      ------------------------------

     A Participant shall effect a Compensation Deferral Election by executing and submitting to the Plan Committee an Election Form. Subsequently, Scientific-Atlanta, Inc. shall defer Election Amounts deferred from the Participant's Awards, Annual Retainer, Committee Chair Retainer or Meeting Fees at the time cash compensation would have been paid (or at the time the right to receive shares of Scientific-Atlanta Common Stock was granted, as applicable). Each Election Amount shall be deferred for the Deferral Period specified with respect to the particular Compensation Deferral Election in the Election Form. All Compensation Deferral Elections shall apply solely to Compensation which will be paid (or granted) to a Participant beginning with the first day of the month commencing subsequent to the month in which the Compensation Deferral Election is received. Any Compensation Deferral Election will apply only to Compensation paid (or granted) during the Plan Year in which the election becomes effective.

4.2   Election Amounts
      ----------------

     Each Election Amount specified by a Participant on an Election Form with respect to any Plan Year shall state in percentages the amount (and, to the extent applicable, the right to receive a specific number of shares of Scientific-Atlanta Common Stock), if any, which the Participant wishes to defer. An election to defer Compensation must equal a minimum of five percent up to a maximum of one hundred percent, in increments of five percentage points, of the Annual Retainer and/or Committee Chair Retainer and/or Meeting Fees and/or Awards which the Participant may be paid during the Plan Year. As to Awards, the election must be in whole shares, with no right to receive fractional shares being deferred.

4.3   Investment Election
      -------------------

     A Participant shall specify in his or her Compensation Deferral Election the percentage of the Election Amount to be credited to an Interest Sub-Account, a Phantom Stock Sub-Account or a Split-Dollar Insurance Sub-Account, and the number of shares to be credited to an Award Sub-Account.

4.4   Deferral Period
      ---------------

     With the exception of any amounts deposited into a Split-Dollar Insurance Sub-Account, a Participant shall irrevocably specify in his or her Compensation Deferral Election a Deferred Benefit Commencement Date for all of the Election Amount to be deferred pursuant to such Compensation Deferral Election, which date shall be (i) a set date which is no earlier than July 1 of the calendar year following the end of the Plan Year in which the Election Amount is deferred; (ii) the Participant's Retirement; or (iii) a date which is either the fifth or the tenth anniversary following the date of the Participant's Retirement.

4.5   Deferred Benefit Commencement Date; Method of Payment and Issuance
      ------------------------------------------------------------------

     Except as otherwise provided in Article VI hereof, the Election Amounts that accumulate in a Deferred Benefit Account as a result of a Participant's making a Compensation Deferral Election will be paid (or issued, in the case of deferred Awards) by Scientific-Atlanta, Inc. to the Participant in the manner and commencing on the Deferred Benefit Commencement Date designated with respect to the Compensation Deferral Election in an Election Form.

      (a) Method of Cash Payments:  Except as otherwise provided in Article VI
          -----------------------
      hereof, the Participant may elect to receive payment of the Deferred Benefits held in the form of cash, which Deferred Benefits are attributable to a Compensation Deferral Election and which are held in an Interest Sub-Account, a Phantom Stock Sub-Account or an Award Sub-Account, pursuant to one of the following methods:

          (1) Annual, semi-annual or quarterly installments payable over a five, ten or fifteen year period, and commencing on the respective Deferred Benefit Commencement Date; or

          (2) A single lump sum payment of the entire balance of the respective Deferred Benefit Account, determined as of and payable on the Deferred Benefit Commencement Date.

      (b) Method of Issuance of Shares: Except as otherwise provided in
          ----------------------------
      Article VI hereof, the Participant may elect to receive issuance of the Deferred Benefits held in the form of shares of Scientific-Atlanta Common Stock, which Deferred Benefits are attributable to a Compensation Deferral Election and which are held in an Award Sub-Account, pursuant to one of the following methods:

          (1) Annual, semi-annual or quarterly issuance of shares of Scientific-Atlanta Common Stock from an Award Sub-Account over a five, ten or fifteen year period, and commencing on the respective Deferred Benefit Commencement Date; provided, however, that no fractional shares of
                             --------  -------
          Scientific-Atlanta Common Stock will be issued; or

          (2) A single issuance of all shares subject to the specific Award Sub-Account, determined as of and payable on the Deferred Benefit Commencement Date.

      (c) Change in Payment or Issuance Method. A Participant may change the
          ------------------------------------
      method of payment (or issuance of shares) selected with respect to a Compensation Deferral Election by submitting a request in writing to the Plan Committee on or before the December 31 immediately preceding the Deferred Benefit Commencement Date.

4.6   Designation of Beneficiaries
      ----------------------------

     A Participant shall designate a Beneficiary with respect to each Compensation Deferral Election and may change the Beneficiary designation with respect to any Compensation Deferral Election at any time by submitting to the Plan Committee a revised Beneficiary designation in writing reflecting the change.


ARTICLE V - DEFERRED BENEFIT ACCOUNTS
-------------------------------------

5.1   Deferred Benefit Accounts
      -------------------------

     Scientific-Atlanta, Inc. shall cause to be established and maintained a separate Deferred Benefit Account, and within each such Deferred Benefit Account an Interest Sub-Account, a Phantom Stock Sub-Account, a Split-Dollar Insurance Sub-Account and an Award Sub-Account with respect to each Compensation Deferral Election. Scientific-Atlanta, Inc. shall credit the Election Amount deferred pursuant to each such election to the Participant's appropriate Deferred Benefit Account, and to the Interest Sub-Account, Phantom Stock Sub-Account, a Split-Dollar Insurance Sub-Account and Award Sub-Account as specified in the Election, as of the date deferred from Participant's Compensation as provided in
Section 4.1 hereof.

5.2   Interest Sub-Account
      --------------------

     Except as otherwise provided by Section 6.2(a) hereof, interest shall accrue at the Plan Interest Rate on any amounts credited to an Interest Sub-Account from the date on which the amount is credited.

5.3   Phantom Stock Sub-Account
      -------------------------

     If a Participant elects all or a portion of the Election Amount to be credited to the Phantom Stock Sub-Account, the amount so credited shall, solely for purposes of determining the value of the Phantom Stock Sub-Account, be deemed to be a number of shares of Scientific-Atlanta Common Stock determined as follows:

     (a) Conversion into Scientific-Atlanta Common Stock: The amount credited to
         -----------------------------------------------
     the Phantom Stock Sub-Account shall be converted on the date of such credit into an equivalent number of hypothetical shares of Scientific-Atlanta Common Stock (including hypothetical fractional shares) by dividing the amount credited by the average closing price of Scientific-Atlanta Common Stock, as reported on the composite tape of New York Stock Exchange issues, for the 20 business days immediately preceding the last day of the month in which such amount is credited.

     (b) Deemed Reinvestment of Dividends: The number of hypothetical shares of
         --------------------------------
     Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account shall be increased on each date that a dividend is paid on Scientific-Atlanta Common Stock.

     The number of additional hypothetical shares of Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account as a result of such increase shall be determined, first, by multiplying the total number of hypothetical shares of Scientific-Atlanta Common Stock credited to such Sub-Account immediately before such increase by the amount of the dividend paid per share of Scientific-Atlanta Common Stock on the dividend payment date, and, then, by dividing the product so determined by the closing sale price of Scientific-Atlanta Common Stock on the composite tape of New York Stock Exchange issues on the dividend payment date (or if there was no reported sale of Scientific-Atlanta Common Stock on such date, on the next preceding day on which there was such a reported sale).

     (c) No Rights as Shareholder:  At no time shall the hypothetical shares
         ------------------------
     credited to a Phantom Stock Sub-Account be considered as actual shares of Scientific-Atlanta Common Stock, and a Participant shall have no rights as a shareholder of Scientific-Atlanta, Inc. by virtue of such hypothetical shares.

5.4  Award Sub-Account
     -----------------

     If a Participant elects that an Award be deferred and credited to an Award Sub-Account, such Award will remain in such Award Sub-Account until the Deferred Benefit Commencement Date related to such Award Sub-Account occurs. No interest will accrue on the Award in such Award Sub-Account, but amounts equivalent to the dividends that would have been paid if the shares had been issued will accrue on such Awards ("Accrued Dividends"). A Participant shall not have any rights as a shareholder of Scientific-Atlanta, Inc. while an Award is held in an Award Sub-Account.

5.5  Split-Dollar Insurance Sub-Account
     ----------------------------------

     Amounts credited to a Split-Dollar Insurance Sub-Account shall be used to pay premiums on life insurance insuring the life of the Participant, or, at the Participant's election, the lives of the Participant and his or her spouse on a joint and survivor basis, pursuant to such policies of insurance, and with such insurers, as the Plan Committee may determine from time to time. Scientific-Atlanta, Inc. shall be the owner of such insurance policy or policies, and the proceeds thereof shall be payable as provided in an Endorsement Split-Dollar Agreement to be entered into between the Participant and Scientific-Atlanta, Inc.

5.6  Determination of Account Balance
     --------------------------------

     (a) As of each Determination Date, the current balance of a Participant's Deferred Benefit Account shall be the sum of (i) the balance credited to the Interest Sub-Account as of the immediately preceding Determination Date, plus any Compensation deferred by such Participant and credited to such Interest Sub-Account since the previous Determination Date, plus the amount of interest credited to such Interest Sub-Account since the preceding Determination Date, plus (ii) the value of the hypothetical
                                   ----
     shares of Scientific-Atlanta

     Common Stock, determined as set forth in Section 5.5(a) above, in the Phantom Stock Sub-Account at that time, including deferred amounts credited to that Sub-Account since the last Determination Date and deemed reinvestment, if any, of dividends since the last Determination Date, plus
                                                                           ----
     (iii) the number of shares the Participant has the right to receive under Awards credited to the Award Sub-Account and the total Accrued Dividends credited to the Award Sub-Account, as of the immediately preceding Determination Date, plus the number of shares the Participant has the right to receive under additional Awards and additional Accrued Dividends credited to such Award Sub-Account since the previous Determination Date, minus any payments to or withdrawals by the Participant from the Deferred
     -----
     Benefit Account since the previous Determination Date.

     (b) The dollar value of the hypothetical shares of Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account on any date shall be determined by multiplying the number of hypothetical shares of Scientific-Atlanta Common Stock credited to such Sub-Account on that date by the average closing price of Scientific-Atlanta Common Stock, as reported on the composite tape of New York Stock Exchange issues for the 12 months immediately preceding that date, or for that number of whole months for which the hypothetical shares have been credited to such sub-account, if less than 12 months.

     (c)  Effect of Recapitalization: In the event of a transaction or event
          --------------------------
     described in this paragraph (c), the number of hypothetical shares of Scientific-Atlanta Common Stock credited to a Participant's Phantom Stock Sub-Account and the number of shares of Scientific-Atlanta Common Stock subject to Awards credited to a Participant's Award Sub-Account shall be adjusted in such a manner as the Plan Committee deems equitable. A transaction or event is described in this paragraph (c) if and only if (i) it is a dividend or other distribution (whether in the form of cash, shares, other securities, or other property), extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, re-purchase, or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event, and (ii) the Plan Committee determines that such transaction or event affects the shares of Scientific-Atlanta Common Stock, such that an adjustment pursuant to this paragraph (c) is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.

5.7  Statement of Accounts
     ---------------------

     Within ninety (90) days after each Determination Date, the Plan Committee shall submit to each Participant a statement in such form as the Plan Committee shall deem desirable, setting forth a summary of the Compensation Deferral Elections made and the current balances of the Deferred Benefit Accounts and related Sub-Accounts maintained for the Participant as of the Determination Date.

ARTICLE VI - PAYMENT (AND ISSUANCE) OF DEFERRED BENEFITS
--------------------------------------------------------

6.1   General
      -------

     Except as otherwise provided herein, Deferred Benefits credited to the Interest Sub-Account, the Phantom Stock Sub-Account or the Award Sub-Account shall be payable (and issued, if applicable) to a Participant upon the Deferred Benefit Commencement Date and pursuant to the manner of payment (or issuance, if applicable) selected by the Participant on the applicable Compensation Deferral Election or any permitted modification thereof. If the Participant has elected to receive such Deferred Benefits in installments, the amount payable in the first year of such installments shall be an amount that will fully amortize the balance in the Participant's Deferred Benefit Account determined as of the Deferred Benefit Commencement Date over the five, ten or fifteen year period, based on assumed interest earnings at the Plan Interest Rate (to the extent applicable) in effect for such first year. Thereafter, the amount payable (or to be issued) in each succeeding year shall be adjusted to an amount that will fully amortize the remaining balance in such Deferred Benefit Account over the remaining years in the aforesaid five, ten, or fifteen year installment period based on the Plan Interest Rate (to the extent applicable) for such succeeding year. Proceeds of life insurance purchased with amounts credited to the Split-Dollar Insurance Sub-Account shall be payable as provided in the respective policy or policies and the applicable Endorsement Split-Dollar Agreement.

6.2   Service Termination
      -------------------

     Deferred Benefits shall be paid (or issued, as appropriate) to a Participant after his or her termination, as follows:

     (a) Upon termination of service as a director by a Participant prior to the Participant's attaining fifty-five years of age:

         (1) the amounts in each of the Participant's Deferred Benefit Accounts shall cease to earn interest (to the extent applicable) and the balance of each Deferred Benefit Account shall be determined in accordance with
         Article V hereof, and

         (2) Scientific-Atlanta, Inc. shall pay (or issue, as appropriate) to the Participant the balance of each of the Participant's Deferred Benefit Accounts not according to the Participant's elections as specified in his or her Election Forms but in a lump sum, to be paid within sixty days of the termination.

     (b) For purposes of this Plan, termination of service as a director by a Participant who is fifty-five years or older with at least three years of Board Service will in all instances be construed to be and will be treated as Retirement by such a Participant, and Scientific-Atlanta, Inc. will pay (or issue) to such a Participant all amounts in his or her Deferred Benefit Accounts in accordance with Section 6.1 hereof.

6.3   Total Disability
      ----------------

     Deferred Benefits shall be paid (or issued, as appropriate) to a Participant after his or her becoming Totally Disabled, as follows:

     (a) Upon the determination that a Participant is Totally Disabled, no further deferrals will be made from his or her Compensation, and Scientific Atlanta, Inc. shall pay (or issue, as appropriate) to the Participant the balance in each of the Participant's Deferred Benefit Accounts as follows:

         (1) the date of Total Disability shall be deemed to be (i) the Deferred Benefit Commencement Date, if the Deferred Benefit Commencement Date for one or more Deferred Benefit Accounts is a set date prior to the Participant's fifty-fifth birthday and the Total Disability occurs before such date, or (ii) the Participant's Retirement, for those Deferred Benefit Accounts, if any, for which the Deferred Benefit Commencement Date is the Participant's Retirement or later;

         (2) following Total Disability, the amounts in his or her Interest Sub-Account shall continue to earn interest, and the hypothetical shares in the Phantom Stock Sub-Account shall continue to earn dividends, as provided in the Plan, until paid out to the Participant as provided herein; and

         (3) the amount (including shares of Scientific-Atlanta Common Stock) in any Deferred Benefit Account shall be payable (or issued) to the Participant on the Deferred Benefit Commencement Date which applies to such Deferred Benefit Account, taking into consideration the aforesaid deemed dates (Section 6.3(a)(1)(i) and (ii)) pursuant to the method(s) requested by the Participant in his or her Election Form.

     (b) For purposes of this Plan, once a Participant is determined to be Totally Disabled, he or she will continue to be deemed Totally Disabled irrespective of the Participant's ceasing to be considered Totally Disabled for purposes of any other plan maintained by Scientific-Atlanta, Inc.

     (c) In the event that a Totally Disabled Participant resumes service with the Board following his or her Service Termination Date, such Totally Disabled Participant may resume participation in this Plan at the discretion of the Plan Committee; provided, however, that in any event the
                                       --------  -------
     Totally Disabled Participant shall continue to receive payments of Deferred Benefits pursuant to the terms of this Plan.

6.4   Death
      -----

     Deferred Benefits shall be paid (or issued, as appropriate) after the death of a Participant, as follows:

     (a) After the death of a Participant, Scientific-Atlanta, Inc. shall pay the amounts (or issue shares of Scientific-Atlanta Common Stock, if applicable) in each of the Participant's Deferred Benefit Accounts to the Beneficiary designated by the Participant with respect to each Compensation Deferral Election in each of his or her respective Election Forms, or, if the Participant fails to so designate a Beneficiary, to his or her estate.

     (b) If the Participant dies prior to Retirement, Scientific-Atlanta, Inc. shall pay to each respective Beneficiary or to the Participant's estate, as the case may be, the amounts in each of the Participant's respective Deferred Benefit Accounts (or issue the shares held in the Award Sub-Account), in the same manner as set forth in Section 6.3(a).

     (c) If the Participant dies following Retirement or being determined to be Totally Disabled but prior to his or her receiving the full payment of all Deferred Benefits payable to him or her, Scientific-Atlanta, Inc. shall pay (or issue, if appropriate) to the respective Beneficiaries or to the Participant's estate, as the case may be, the same Deferred Benefits in the same manner as it otherwise would have paid (or issued) to the Participant as if the Participant had not died, unless the Participant has specified in his or her Election Form a different manner of payment to a Beneficiary.

     (d) Notwithstanding the other provisions of Section 6.4, a Beneficiary may request a different payment schedule than what has been elected by the Participant, if such change does not further defer the scheduled payout, by submitting a request in writing to the Plan Committee. The granting of any such request shall be within the discretion of the Plan Committee.

     (e) If a Beneficiary who is receiving Deferred Benefits pursuant to this Plan dies, the remainder of the Deferred Benefits to which such Beneficiary was entitled at the time of his or her death shall continue to be payable to the Beneficiary or to beneficiaries designated by such Beneficiary in writing to the Plan Committee (or to the Beneficiary's estate or heirs if he or she fails to designate a beneficiary or beneficiaries).


ARTICLE VII - PLAN ADMINISTRATION
---------------------------------

7.1   Plan Committee
      --------------

     This Plan and all matters related to it shall be administered by the Plan Committee. The Plan Committee shall have the authority to interpret the provisions of this Plan and to determine all questions arising in the administration, interpretation and application of this Plan. The Plan

Committee may, in its sole discretion, delegate any or all of its responsibilities relative to administration of this Plan to such officers of Scientific-Atlanta, Inc. as it designates.


ARTICLE VIII - PARTICIPANT'S RIGHTS
-----------------------------------

8.1   Ineligibility to Participate in Plan
      ------------------------------------

     In the event that the Plan Committee determines that a Participant has become ineligible to continue to participate in this Plan, the Plan Committee may terminate Participant's participation in this Plan upon ten (10) days' prior written notice to the Participant. In such event, the Participant will not be entitled to make further Compensation Deferral Elections, but all current Compensation Deferral Elections shall continue in effect. All Deferred Benefit Accounts shall be payable as otherwise provided in Article VI hereof.

8.2   Termination of Plan
      -------------------

     The Board of Directors of Scientific-Atlanta, Inc. may terminate this Plan at any time, and termination of this Plan shall be effective upon ten (10) days' written notice to all Participants in the Plan. Upon such termination of this Plan, Scientific-Atlanta, Inc. shall pay all active Participants their Deferred Benefits as provided in Section 6.1 as if each such Participant had actually reached the Deferred Benefit Commencement Date for all of his or her Deferred Benefit Accounts.

8.3   Participant's Rights
      --------------------

     The right of a Participant or his or her Beneficiary or estate to receive any benefits under this Plan shall be solely that of an unsecured creditor of Scientific-Atlanta, Inc. Any asset acquired or held by Scientific-Atlanta, Inc. or funds allocated by Scientific-Atlanta, Inc. in connection with the liabilities assumed by Scientific-Atlanta, Inc. pursuant to this Plan shall not be deemed to be held under any trust for the benefit of any Participant or of any of Participant's Beneficiaries or to be security for the performance of Scientific Atlanta, Inc.'s obligations hereunder but shall be and remain a general asset of Scientific-Atlanta, Inc.

8.4   Spendthrift Provision
      ---------------------

     Neither a Participant nor any person claiming through a Participant shall have the right to commute, sell, assign, transfer, pledge, mortgage or otherwise encumber, transfer, hypothecate or convey any Deferred Benefit payable hereunder or any part thereof in advance of its actually having been received by a Participant or other appropriate recipient under this Plan, and the right to receive all such Deferred Benefits is expressly declared to be non-assignable and non-transferable. Prior to the actual payment (or issuance, if appropriate) thereof, no part of the Deferred Benefits payable hereunder shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any person claiming through a Participant or be transferable by operation of law in the event of a Participant's or any such other person's bankruptcy or insolvency.

8.5   Cooperation
      -----------

     Each Participant will cooperate with Scientific-Atlanta, Inc. by furnishing any and all information reasonably requested by Scientific-Atlanta, Inc. in order to facilitate the payment of Deferred Benefits hereunder and by taking any such other actions as Scientific-Atlanta, Inc. or the Plan Committee may reasonably request.


ARTICLE IX - MISCELLANEOUS
--------------------------

9.1   Amendments and Modifications
      ----------------------------

     The Board of Directors of Scientific-Atlanta, Inc. may amend this Plan in any respect at any time. In addition, the Plan Committee may authorize the following types of amendments to the Plan without Board approval: (a) amendments required by law; (b) amendments that relate to the administration of the Plan and that do not materially increase the cost of the Plan; and (c) amendments that are designed to resolve possible ambiguities, inconsistencies or omissions in the Plan and that do not materially increase the cost of the Plan. All authorized amendments shall be effective upon ten (10) days' written notice to the Participants. If any such amendment affects a Participant's Deferred Benefits, such affected Participant may, within ninety (90) days after the effective date of such amendment, elect to terminate his or her participation in the Plan pursuant to this Section 9.1, in which event the date of such election shall be deemed to be such Participant's Deferred Benefit Commencement Date.

9.2   Inurement
      ---------

     This Plan shall be binding upon and shall inure to the benefit of Scientific-Atlanta, Inc. and each Participant hereto, and their respective beneficiaries, heirs, executors, administrators, successors and assigns.

9.3  Governing Law
     -------------

     This Plan is made in accordance with and shall be governed in all respects by the laws of the state of Georgia.

9.4   Tax Withholding
      ---------------

     All payments (and issuances of shares) made pursuant to this Plan shall be subject to the withholding of state and federal income taxes, FICA tax or other taxes to the extent required by applicable law. The Plan Committee shall, before delivery of a cash payment or a stock certificate, require the Participant to make arrangements satisfactory to the Plan Committee to satisfy such withholding requirements. A Participant receiving shares of Scientific-Atlanta, Inc. Common Stock may elect to satisfy such withholding requirements by having the Plan Committee withhold shares otherwise issuable to the Participant, with the Participant's election being made by delivering to the Plan Committee a written election stating his or her desire to so satisfy such withholding requirements.

     To record the adoption of the Plan (as amended and restated) by the Board on November 13, 1996, the Company has caused its authorized officers to execute this Plan and affix the corporate name and seal hereto.

                                       SCIENTIFIC-ATLANTA, INC.


                                       By: /s/ Brian C. Koenig
                                           ------------------------------------
                                       Name:   Brian C. Koenig
                                               --------------------------------
                                       Title:  Vice President Human Resources
                                               --------------------------------



                                       By: /s/ William E. Eason, Jr.
                                           ------------------------------------
                                       Name:   William E. Eason, Jr.
                                               --------------------------------
                                       Title:  Secretary
                                               --------------------------------


[Seal]